SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 13, 2001


                                  VITRIX, INC.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                       001-10320                13-3465289
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation                                       Identification No.)


51 West Third Street, Suite 310, Tempe, Arizona                    85281
    (Address of Principal Executive Offices)                    (Zip Code)


                                 (480) 967-5800
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

          The  financial  statements  and  schedules  for  Time  America,   Inc.
     previously omitted from the Form 8-K filed on April 13, 2001 are included herewith commencing on page F-1.

     (b)  PRO FORMA FINANCIAL INFORMATION

          See (a) above

     (c)  EXHIBITS

          None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VITRIX, INC.


Date: June 12, 2001                     By /s/ Craig J. Smith
                                           -------------------------------------
                                           Craig J. Smith
                                           Chief Financial Officer

                          INDEPENDENT AUDITORS' REPORT


TO THE STOCKHOLDERS AND BOARD OF DIRECTORS OF
Time America, Inc.

We have audited the accompanying balance sheet of Time America, Inc. as of June 30, 2000 and the related statements of operations, changes in stockholder's equity (deficit), and cash flows for the years ended June 30, 2000 and 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Time America, Inc.. as of June 30, 2000, and the results of its operations, changes in stockholder's equity (deficit), and cash flows for the years ended June 30, 2000 and 1999, in conformity with generally accepted accounting principles.


Certified Public Accountants                      /s/ Semple & Cooper, LLP

Phoenix, Arizona
JUNE 6, 2001

                               TIME AMERICA, INC.
                                 BALANCE SHEETS

                                                                            JUNE 30,           MARCH 31,
                                                                             2000                2001
                                                                          -----------        -----------
                                                                                             (Unaudited)
                                     ASSETS
CURRENT ASSETS:
  Cash and cash equivalents (Note 1)                                      $    16,167        $    29,050
  Accounts receivable - trade, net (Note 1)                                   286,287            479,275
  Inventory (Note 1)                                                          150,356            174,082
  Prepaid expenses and other current assets                                    43,438             28,963
                                                                          -----------        -----------

       TOTAL CURRENT ASSETS                                                   496,248            711,370

PROPERTY AND EQUIPMENT, NET (NOTES 1 AND 2)                                   185,690             55,725
                                                                          -----------        -----------

       TOTAL ASSETS                                                       $   681,938        $   767,095
                                                                          ===========        ===========

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
  Current portion of long-term debt (Note 3)                              $   744,309        $    56,901
  Accounts payable - trade                                                    225,759            270,934
  Accounts payable - related party (Notes 3 and 4)                            131,483             17,153
  Accrued liabilities                                                           1,290             38,193
  Deferred revenue (Note 1)                                                    23,734             18,895
                                                                          -----------        -----------

       TOTAL CURRENT LIABILITIES                                            1,126,575            402,076

LONG-TERM DEBT, LESS CURRENT PORTION (NOTE 3)                                      --            363,099
                                                                          -----------        -----------

       TOTAL LIABILITIES                                                    1,126,575            765,175
                                                                          -----------        -----------

COMMITMENTS: (NOTE 4)                                                              --                 --

STOCKHOLDERS' EQUITY (DEFICIT):
  Common stock, no par value, 25,000,000 shares
   authorized, 2,034,410 shares issued and outstanding                      2,035,880          2,730,960
  Accumulated deficit                                                      (2,480,517)        (2,729,040)
                                                                          -----------        -----------

       TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                                  (444,637)             1,920
                                                                          -----------        -----------

       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)               $   681,938        $   767,095
                                                                          ===========        ===========

                   The Accompanying Notes are an Integral Part
                           of the Financial Statements

                               TIME AMERICA, INC.
                            STATEMENTS OF OPERATIONS

                                                                                  NINE MONTH PERIOD
                                             YEARS ENDED JUNE 30,                   ENDED MARCH 31,
                                        ----------------------------        ----------------------------
                                            2000             1999               2001             2000
                                        -----------      -----------        -----------      -----------
                                                                                    (Unaudited)
Revenues:
  Product sales                         $ 2,379,746      $ 1,716,975        $ 1,884,678      $ 1,812,146
  Services revenue                          271,967          286,266            184,208          235,045
                                        -----------      -----------        -----------      -----------

       TOTAL REVENUES                     2,651,713        2,003,241          2,068,886        2,047,191
                                        -----------      -----------        -----------      -----------

COST OF REVENUES:
  Product                                 1,033,445          758,606            834,454          764,711
  Services                                  280,649          197,974            216,469          204,055
                                        -----------      -----------        -----------      -----------

       TOTAL COST OF REVENUES             1,314,094          956,580          1,050,923          968,766
                                        -----------      -----------        -----------      -----------

GROSS PROFIT                              1,337,619        1,046,661          1,017,963        1,078,425
                                        -----------      -----------        -----------      -----------
COSTS AND EXPENSES:
  Sales and marketing                       378,655          301,066            232,223          273,454
  Research and development                  649,318          472,826            474,348          474,066
  General and administrative                512,293          349,961            386,524          374,793
  Impairment of asset (Note 2)                   --               --             83,080               --
                                        -----------      -----------        -----------      -----------

       TOTAL COSTS AND EXPENSES           1,540,266        1,123,853          1,176,175        1,122,313
                                        -----------      -----------        -----------      -----------

NET LOSS FROM OPERATIONS                   (202,647)         (77,192)          (158,212)         (43,888)
                                        -----------      -----------        -----------      -----------
OTHER INCOME (EXPENSE):
  Interest expense                          (28,570)         (32,553)           (34,620)         (25,544)
  Loss on disposal of fixed assets               --               --            (62,739)              --
  Other                                         367          (36,283)             7,048              296
                                        -----------      -----------        -----------      -----------

                                            (28,203)         (68,836)           (90,311)         (25,248)
                                        -----------      -----------        -----------      -----------

NET LOSS                                $  (230,850)     $  (146,028)       $  (248,523)     $   (69,136)
                                        ===========      ===========        ===========      ===========

                   The Accompanying Notes are an Integral Part
                           of the Financial Statements

                               TIME AMERICA, INC.
             STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
                   FOR THE YEARS ENDED JUNE 30, 2000 AND 1999
           AND THE NINE MONTH PERIOD ENDED MARCH 31, 2001 (Unaudited)

                                                         COMMON STOCK
                                                 ----------------------------      ACCUMULATED
                                                   SHARES            AMOUNT          DEFICIT            TOTAL
                                                 -----------      -----------      -----------       -----------
Balance at July 1, 1998                            2,034,410      $ 1,942,416      $(2,103,639)      $  (161,223)
  Contribution                                            --           93,464               --            93,464
  Net loss                                                --               --         (146,028)         (146,028)
                                                 -----------      -----------      -----------       -----------

Balance at June 30, 1999                           2,034,410        2,035,880       (2,249,667)         (213,787)
  Net loss                                                --               --         (230,850)         (230,850)
                                                 -----------      -----------      -----------       -----------

Balance at June 30, 2000                           2,034,410        2,035,880       (2,480,517)         (444,637)
  Contribution of debt from a related party               --          695,080               --           695,080
  Net loss                                                --               --         (248,523)         (248,523)
                                                 -----------      -----------      -----------       -----------

Balance at March 31, 2001                          2,034,410      $ 2,730,960      $(2,729,040)      $     1,920
                                                 ===========      ===========      ===========       ===========

                   The Accompanying Notes are an Integral Part
                           of the Financial Statements

                               TIME AMERICA, INC.
                            STATEMENTS OF CASH FLOWS

                                                                                             NINE MONTH PERIOD
                                                            YEARS ENDED JUNE 30,               ENDED MARCH 31,
                                                          -------------------------       -------------------------
                                                            2000            1999            2001            2000
                                                          ---------       ---------       ---------       ---------
                                                                                                 (Unaudited)
INCREASE (DECREASE) IN CASH AND AND CASH EQUIVALENTS:

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Loss                                                $(230,850)      $(146,028)      $(248,523)      $ (69,136)
  Adjustments to reconcile net loss to net
   cash used by operating activities:
   Depreciation                                              27,727          25,140          20,926          20,022
   Loss on disposal of fixed assets                              --              --          62,739              --
   Impairment of asset                                       83,080
   Contribution of related party accounts payable                --              --         165,780              --
  Changes in Assets and Liabilities:
   Accounts receivable-trade                                (17,440)         (8,071)       (192,988)        (36,624)
   Inventory                                                 49,316        (121,544)        (23,726)         (1,042)
   Prepaid expenses and other current assets                (24,730)         39,341          14,475         (21,262)
   Accounts payable - trade                                   8,744         145,557          45,175          60,366
   Accounts payable - related party                          68,600          62,883        (114,330)         51,450
   Accrued liabilities                                          943             (75)         36,903            (922)
   Deferred revenue                                          28,326         (17,878)         (4,839)         27,646
                                                          ---------       ---------       ---------       ---------
          NET CASH USED BY OPERATING ACTIVITIES             (89,364)        (20,675)       (155,328)         30,498
                                                          ---------       ---------       ---------       ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                       (124,819)        (41,665)        (36,780)       (110,686)
                                                          ---------       ---------       ---------       ---------
          NET CASH PROVIDED BY INVESTING ACTIVITIES        (124,819)        (41,665)        (36,780)       (110,686)
                                                          ---------       ---------       ---------       ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds form long-term debt                              200,000              --         204,991         100,000
  Repayment of long-term debt                                    --              (3)             --              --
  Contributions to equity                                        --          93,464              --              --
                                                          ---------       ---------       ---------       ---------
          NET CASH PROVIDED BY FINANCING ACTIVITIES         200,000          93,461         204,991         100,000
                                                          ---------       ---------       ---------       ---------

Net change in cash and cash equivalents                     (14,183)         31,121          12,883          19,812

Cash and cash equivalents at beginning of period             30,350            (771)         16,167          30,350
                                                          ---------       ---------       ---------       ---------

Cash and cash equivalents at end of period                $  16,167       $  30,350       $  29,050       $  50,162
                                                          =========       =========       =========       =========

 .SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Interest paid                                           $  28,570       $  32,553       $  34,620       $  25,544
                                                          =========       =========       =========       =========
NONCASH INVESTING AND FINANCING ACTIVITIES:
  Contribution of long-term debt                          $      --       $      --       $ 529,300       $      --
                                                          =========       =========       =========       =========

                   The Accompanying Notes are an Integral Part
                           of the Financial Statements

                               TIME AMERICA, INC.
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                     NOTE 1
        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, NATURE OF OPERATIONS
                             AND USE OF ESTIMATES:
--------------------------------------------------------------------------------

NATURE OF BUSINESS:

Time America, Inc. (the Company), provides Time & Labor Management Solutions throughout the United States. Time America, Inc. products improve productivity by automating Time and Attendance, Workforce Scheduling, and the management of Labor Resources, with features such as employee self-service, data capture technology, time sheet submittal, strategic reporting, and interface tools for payroll, human resources, resource planning, and third party application integration. Time America, Inc. is an Arizona corporation formed on February 10, 1988.

INTERIM FINANCIAL INFORMATION:

The interim financial statements for the nine month periods ended March 31, 2001 and 2000 are unaudited. In the opinion of management, such statements reflect all adjustments (consisting only of normal recurring adjustments) necessary for a fair representation of the results of the interim period. The results of operations for the nine month period March 31, 2001 are not necessarily indicative of the results for the entire year.

PERVASIVENESS OF ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS:

Cash and cash equivalents are considered to be all highly liquid investments purchased with an initial maturity of three (3) months or less.

ACCOUNTS RECEIVABLE - TRADE:

The Company provides for potentially uncollectible accounts receivable by use of the allowance method. The allowance is provided based upon a review of the individual accounts outstanding, and the Company's prior history of uncollectible accounts receivable. As of June 30, 2000 and March 31, 2001 provisions for uncollectible accounts have been established in the amounts of $26,892 and $30,000 (unaudited), respectively.

INVENTORY:

Inventory is stated at the lower of cost (first-in, first-out method) or market.

                               TIME AMERICA, INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)

--------------------------------------------------------------------------------
                                     NOTE 1
        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, NATURE OF OPERATIONS
                        AND USE OF ESTIMATES: (CONTINUED)
--------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT:

Property and equipment are recorded at cost. Depreciation is provided for on the straight-line method over the estimated useful lives of the assets. The average lives range from three to five years. Maintenance and repairs that neither materially add to the value of the property nor appreciably prolong its life are charged to expense as incurred. Betterments or renewals are capitalized when incurred. Property and equipment are reviewed each year to determine whether any events or circumstances indicate that the carrying amount of the assets may not be recoverable. Such review includes estimating future cash flows. Property and equipment costs are expensed when determined not realizable.

SOFTWARE DEVELOPMENT COSTS:

The Company capitalizes software development costs in accordance with Statement of Financial Accounting Standards No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed." Capitalization of software development costs begins upon the establishment of technological feasibility of the product. The establishment of technological feasibility and the ongoing assessment of the recoverability of these costs requires considerable judgement by management with respect to certain external factors including, but not limited to, anticipated future gross product revenue, estimated economic life, and changes in software and hardware technology. Amortization of capitalized software development costs begins when the products are available for general release to customers and is computed on a product-by-product basis using straight-line amortization with useful lives of five years or, if less, the remaining estimated economic life of the product. Amounts related to internal software development that could be capitalized under this statement were immaterial.

REVENUE RECOGNITION AND DEFERRED REVENUE:

The Company derives its revenues from the sale of frontline labor management systems as well as sales of application software, parts and components. The Company's systems consist of fully integrated software and intelligent data collection terminals. The Company also derives revenues by providing maintenance, professional and educational services to its direct customers. The Company recognizes revenues from sales of its systems, application software, parts and components at the time of shipment, unless the Company has significant obligations remaining. When significant obligations remain, revenue is not recognized until such obligations have been completed or are no longer significant. The Company recognizes revenues from its sales-type leases of systems at time of shipment. Service revenues are recognized ratably over the contractual period or as the services are performed.

The Company provides installation services and certain warranties to its customers. It also provides, without additional charge, certain software product enhancements for customers covered under software maintenance contracts. The provision for these expenses are made at the time revenues are recognized.

INCOME TAXES:

For federal tax reporting purposes, the Company operates as a Sub-Chapter S Corporation. As such, all taxable income and available tax credits are passed from the corporate entity to the individual stockholders. It is the responsibility of the individual stockholders to report the taxable income and tax credits, and to pay any resulting income taxes. Accordingly, no provisions were made for federal and state income taxes payable or refundable in the accompanying financial statements.

                               TIME AMERICA, INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)

--------------------------------------------------------------------------------
                                     NOTE 1
        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, NATURE OF OPERATIONS
                        AND USE OF ESTIMATES: (CONTINUED)
--------------------------------------------------------------------------------

FAIR VALUE OF FINANCIAL INSTRUMENTS:

The carrying values of cash, cash equivalents, accounts receivable, accounts payable, accrued liabilities and current notes payable approximate their fair values because of the short maturity of these instruments. With respect to long-term debt, based on the borrowing rates currently available to the Company for similar bank and equipment loans and capitalized leases, the amounts reported approximate the fair value of the respective financial instruments.

RECENT ACCOUNTING PRONOUNCEMENTS:

In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin ("SAB") No. 101 "Revenue Recognition" which provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC. The Company was required to be in conformity with the provisions of SAB 101, as amended by SAB 101B, no later than October 1, 2000. The Company believes the adoptions of SAB 101, as amended by SAB 101B, has not had a material effect on the financial position, results of operations or cash flows of the Company for the periods presented.

In March 2000, the Financial Accounting Standards Board issued Interpretation No. 44 ("FIN 44") Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB Opinion No. 25. FIN 44 clarifies the application of Opinion No. 25 for (a) the definition of employee for purposes of applying Opinion No. 25, (b) the criteria for determining whether a plan qualifies as a non-compensatory plan, (c) the accounting consequences of various modifications to the terms of a previously fixed stock option or award, and (d) the accounting for an exchange of stock compensation awards in a business combination. FIN 44 is effective July 2, 2000, but certain conclusions cover specific events that occur after either December 15, 1998, or January 12, 2000. The Company believes that the impact of FIN 44 will not have a material effect on the Company's financial position.

--------------------------------------------------------------------------------
                                     NOTE 2
                             PROPERTY AND EQUIPMENT:
--------------------------------------------------------------------------------

Property and equipment consists of:

                                                  JUNE 30,       MARCH 31,
                                                    2000           2001
                                                  ---------      ---------
                                                                (Unaudited)

     Computers, software and  equipment           $ 386,915      $ 102,018
     Furniture and fixtures                          42,742          7,079
     Leasehold improvements                          50,733             --
                                                  ---------      ---------
                                                    480,390        109,097
     Less: accumulated depreciation                (294,700)       (53,372)
                                                  ---------      ---------

                                                  $ 185,690      $  55,725
                                                  =========      =========

Depreciation expense was $27,727 and $25,140, respectively, for the years ended June 30, 2000 and 1999 and $20,926 and 20,022, respectively, for the nine months ended March 31, 2001 and 2000. (Unuadited)

                               TIME AMERICA, INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)

--------------------------------------------------------------------------------
                                     NOTE 2
                             PROPERTY AND EQUIPMENT:
                                   (CONTINUED)
--------------------------------------------------------------------------------

On March 31, 2001, software was deemed to be impaired and written down to fair value. Fair value, which was determined by reference to the present value of the estimated future cash inflows of the software, exceeded its carrying value by $83,080. An impairment loss of that amount has been charged to operations during the nine months ended March 31, 2001.

--------------------------------------------------------------------------------
                                     NOTE 3
                                 LONG-TERM DEBT:
--------------------------------------------------------------------------------

Long-term debt consists of the following:

                                                         JUNE 30,     MARCH 31,
                                                          2000          2001
                                                        ---------     ---------
                                                                     (Unaudited)
     Promissory note to the majority shareholder,
     interest at prime plus 1 percent, monthly
     interest only payments through November 2001
     followed by twelve monthly principal and
     interest payments of approximately $9,000
     Due in full in October 2002                        $      --     $ 400,000

     Line of credit due to the majority shareholder,
     interest at prime plus 1 percent. Due on demand      344,309        20,000

     $400,000 line of credit with M&I First American
     Bank, interest at the prime rate, secured by all
     assets of the Company; guaranteed by the majority
     shareholder, due April 30, 2001                      400,000            --
                                                        ---------     ---------

                                                          744,309       420,000
     Less: current portion                               (744,309)      (56,901)
                                                        ---------     ---------

     Long-term debt                                     $      --     $ 363,099
                                                        =========     =========

On December 31, 2000, the majority shareholder contributed $529,300 of debt and accrued interest owed to him. In addition, the majority shareholder contributed $165,780 of amounts owed for past due rent obligations.

On March 31, 2001 the majority shareholder assumed the $400,000 line of credit from M&I Bank and entered into a debt agreement with the Company for $400,000 as described above.

                               TIME AMERICA, INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)

--------------------------------------------------------------------------------
                                     NOTE 3
                                 LONG-TERM DEBT:
                                   (CONTINUED)
--------------------------------------------------------------------------------

Future minimum payments due under the long-term debt agreements are as follows:

                                             YEAR ENDING         YEAR ENDING
     YEAR                                      JUNE 30,            MARCH 31,
     ----                                      --------            --------
                                                                 (Unaudited)

     2001                                      $744,309            $     --
     2002                                            --              56,901
     2003                                            --             363,099
                                               --------            --------
     Total                                     $744,309            $420,000
                                               ========            ========

--------------------------------------------------------------------------------
                                     NOTE 4
                                  COMMITMENTS:
--------------------------------------------------------------------------------

The Company currently leases office equipment and services under non-cancelable operating lease agreements which expire through June 2005. For the years ended
June 30, 2000 and 1999, expense under the aforementioned non-cancelable operating lease agreements was approximately $7,845 and $0, respectively, and $14,460 and $0, respectively, for the nine months ended March 31, 2001 and 2000. (Unaudited)

Future minimum lease payments due under the operating lease agreements is as follows:

                                             YEAR ENDING         YEAR ENDING
     YEAR                                      JUNE 30,            MARCH 31,
     ----                                      --------            --------
                                                                  (Unaudited)

     2001                                      $ 19,279                  --
     2002                                        19,279              19,279
     2003                                        19,279              19,279
     2004                                        19,279              19,279
     2005                                        12,261              14,600
     2006                                            --               2,480
                                               --------            --------
                                               $ 89,377            $ 74,917
                                               ========            ========

The Company leased it facilities from the majority shareholder under a month-to-month agreement which was terminated on March 31, 2001. For the years ended June 30, 2000 and 1999, expense under the aforementioned non-cancelable operating lease agreements was approximately $68,600 each year, and $51,450 for the nine months ended March 31, 2001 and 2000. (Unaudited)

                                  VITRIX, INC.
        PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

The following unaudited pro forma condensed consolidated financial statements give effect to the merger of Vitrix, Inc. (Vitrix) and Time America, Inc. (Time America) pursuant to the terms of the Merger Agreement, dated March 28, 2001 (the "Merger Agreement"), by and among Vitrix, Time America and Vitrix Incorporated, a wholly owned subsidiary of Vitrix ("Merger Sub").

Pursuant to the terms of the Merger Agreement, Time America merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation. In connection with the acquisition, Vitrix's shareholders approved a proposal effecting a 1-for-10 reverse stock split. Vitrix acquired all of the outstanding shares of Time America through the issuance of 3,147,914 shares (on a post reverse stock split basis) of Vitrix common stock, which amount represents approximately fifty percent (50%) of Vitrix's outstanding common stock after giving effect to the share issuance.

The terms of the transaction, including the purchase price, were determined by negotiations between Vitrix and the principal shareholders of Time America, and were approved by a majority of the shareholders of Time America.

The pro forma financial information is based on the pooling method of accounting. The pro forma entries are described in the accompanying footnotes to the unaudited pro forma condensed consolidated financial statements. The pro forma unaudited condensed consolidated statements of operations assume the merger took place on the first day of the period presented, while the unaudited condensed consolidated balance sheets assume the merger took place on the balance sheet date.

                                  VITRIX, INC.
            PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)
                                  June 30, 2000

Pro Forma Financial Information:

The following represents a pro forma condensed consolidated balance sheet as of June 30, 2000 assuming the Company's merger with Time America, Inc. through the issuance of 3,147,914 shares of common stock, and accounted for under the pooling method, was consummated as of that date.

                                     ASSETS
                                                                                                 PRO FORMA
                                                                                    TIME        CONSOLIDATED
                                                                VITRIX, INC.    AMERICA, INC.      AMOUNTS
                                                                -----------      -----------     -----------
Current Assets:
  Cash and cash equivalents                                     $   620,765      $    16,167     $   636,932
  Accounts receivable - trade                                       229,717          286,287         516,004
  Inventory                                                          91,204          150,356         241,560
  Other current assets                                               38,182           43,438          81,620
                                                                -----------      -----------     -----------

      Total Current Assets                                          979,868          496,248       1,476,116

Property and equipment, net                                         168,779          185,690         354,469
                                                                -----------      -----------     -----------

      Total Assets                                              $ 1,148,647      $   681,938     $ 1,830,585
                                                                ===========      ===========     ===========

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
  Current portion of long-term debt                             $    46,303      $   744,309     $   790,612
  Accounts payable                                                   88,953          357,242         446,195
  Accrued liabilities                                               145,143            1,290         146,433
  Deferred revenue                                                  152,307           23,734         176,041
                                                                -----------      -----------     -----------

      Total Current Liabilities                                     432,706        1,126,575       1,559,281
                                                                -----------      -----------     -----------

Long-term debt, less current portion                                 34,231               --          34,231
                                                                -----------      -----------     -----------

Stockholders' Equity (Deficit)                                      681,710         (444,637)        237,073
                                                                -----------      -----------     -----------

      Total Liabilities and Stockholders' Equity (Deficit)      $ 1,148,647      $   681,938     $ 1,830,585
                                                                ===========      ===========     ===========

                                  VITRIX, INC.
            PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)
                                 March 31, 2001

Pro Forma Financial Information:

The following represents a pro forma condensed consolidated balance sheet as of March 31, 2001 assuming the Company's merger with Time America, Inc. through the issuance of 3,147,914 shares of common stock, and accounted for under the pooling method, was consummated as of that date.

                                     ASSETS

                                                                                                  PRO FORMA
                                                                                    TIME         CONSOLIDATED
                                                                VITRIX, INC.    AMERICA, INC.      AMOUNTS
                                                                -----------      -----------     -----------
Current Assets:
  Cash and cash equivalents                                     $    23,016      $    29,050     $    52,066
  Accounts receivable - trade                                       178,714          479,275         657,989
  Inventory                                                          61,890          174,082         235,972
  Other current assets                                               28,019           28,963          56,982
                                                                -----------      -----------     -----------

      Total Current Assets                                          291,639          711,370       1,003,009

Property and equipment, net                                         123,551           55,725         179,276
                                                                -----------      -----------     -----------

      Total Assets                                              $   415,190      $   767,095     $ 1,182,285
                                                                ===========      ===========     ===========

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
  Current portion of long-term debt                             $    79,572      $    56,901     $   136,473
  Accounts payable                                                  269,649          288,087         557,736
  Accrued liabilities                                               102,523           38,193         140,716
  Deferred revenue                                                  138,930           18,895         157,825
                                                                -----------      -----------     -----------

      Total Current Liabilities                                     590,674          402,076         992,750
                                                                -----------      -----------     -----------

Long-term debt, less current portion                                 17,413          363,099         380,512
                                                                -----------      -----------     -----------

Stockholders' Equity (Deficit)                                     (192,897)           1,920        (190,977)
                                                                -----------      -----------     -----------

      Total Liabilities and Stockholders' Equity (Deficit)      $   415,190      $   767,095     $ 1,182,285
                                                                ===========      ===========     ===========

                                  VITRIX, INC.
      PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
                        For the Year Ended June 30, 2000

Pro Forma Financial Information:

The following represents a pro forma condensed consolidated statement of operations for the year ending June 30, 2000, assuming the Company's merger with Time America, Inc. was consummated as of July 1, 1999.

                                                                     PRO FORMA
                                                       TIME         CONSOLIDATED
                                    VITRIX, INC.   AMERICA, INC.      AMOUNTS
                                    -----------     -----------     -----------

Revenues                            $ 1,261,866     $ 2,651,713     $ 3,913,579

Cost of Revenues                        485,971       1,314,094       1,800,065
                                    -----------     -----------     -----------

Gross Profit                            775,895       1,337,619       2,113,514
                                    -----------     -----------     -----------
Costs and Expenses:
  Sales and marketing                   740,332         378,655       1,118,987
  Research and development              570,856         649,318       1,220,174
  General and administrative            583,059         512,293       1,095,352
                                    -----------     -----------     -----------

       Total Costs and Expenses       1,894,247       1,540,266       3,434,513
                                    -----------     -----------     -----------

Net Income (Loss) from Operations    (1,118,352)       (202,647)     (1,320,999)

Other Income (Expense):                  20,133         (28,203)         (8,070)
                                    -----------     -----------     -----------

Net Loss                            $(1,098,219)    $  (230,850)    $(1,329,069)
                                    ===========     ===========     ===========

Basic and Diluted Loss per Share    $     (0.40)                    $     (0.23)
                                    ===========                     ===========

Weighted Average Number of Shares
 Outstanding (1)                      2,729,578                       5,877,492
                                    ===========                     ===========

----------
(1) To give effect to the issuance of 3,147,914 shares in connection with the merger

                                  VITRIX, INC.
      PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
                        For the Year Ended June 30, 1999

Pro Forma Financial Information:

The following represents a pro forma condensed consolidated statement of operations for the year ending June 30, 1999, assuming the Company's merger with Time America, Inc. was consummated as of July 1, 1998.

                                                                     PRO FORMA
                                                       TIME         CONSOLIDATED
                                    VITRIX, INC.   AMERICA, INC.      AMOUNTS
                                    -----------    -------------    -----------

Revenues                            $   743,954     $ 2,003,241     $ 2,747,195

Cost of Revenues                        249,309         956,580       1,205,889
                                    -----------     -----------     -----------

Gross Profit                            494,645       1,046,661       1,541,306
                                    -----------     -----------     -----------
Costs and Expenses:
  Sales and marketing                   288,559         301,066         589,625
  Research and development              232,250         472,826         705,076
  General and administrative            226,749         349,961         576,710
                                    -----------     -----------     -----------

       Total Costs and Expenses         747,558       1,123,853       1,871,411
                                    -----------     -----------     -----------

Net Income (Loss) from Operations      (252,913)        (77,192)       (330,105)

Other Income (Expense):                   6,389         (68,836)        (62,447)
                                    -----------     -----------     -----------

Net Loss                            $  (246,524)    $  (146,028)    $  (392,552)
                                    ===========     ===========     ===========

Basic and Diluted Loss per Share    $     (0.15)                    $     (0.08)
                                    ===========                     ===========

Weighted Average Number of Shares
  Outstanding (1)                     1,647,387                       4,795,301
                                    ===========                     ===========

----------
(1) To give effect to the issuance of 3,147,914 shares in connection with the merger

                                  VITRIX, INC.
      PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
                 For the Nine Month Period Ended March 31, 2001

Pro Forma Financial Information:

The following represents a pro forma condensed consolidated statement of operations for the nine month period ended March 31, 2001, assuming the Company's merger with Time America, Inc. was consummated as of July 1, 2000.

                                                                     PRO FORMA
                                                       TIME         CONSOLIDATED
                                    VITRIX, INC.   AMERICA, INC.      AMOUNTS
                                    -----------    -------------    -----------

Revenues                            $ 1,154,266     $ 2,068,886     $ 3,223,152

Cost of Revenues                        534,999       1,050,923       1,585,922
                                    -----------     -----------     -----------

Gross Profit                            619,267       1,017,963       1,637,230
                                    -----------     -----------     -----------
Costs and Expenses:
  Sales and marketing                   650,860         232,223         883,083
  Research and development              499,541         474,348         973,889
  General and administrative            491,222         386,524         877,746
                                    -----------     -----------     -----------

       Total Costs and Expenses       1,641,623       1,093,095       2,734,718
                                    -----------     -----------     -----------

Net Income (Loss) from Operations    (1,022,356)        (75,132)     (1,097,488)

Other Income (Expense):                  (6,194)       (173,391)       (179,585)
                                    -----------     -----------     -----------

Net Loss                            $(1,028,550)    $  (248,523)    $(1,277,073)
                                    ===========     ===========     ===========

Basic and Diluted Loss per Share    $     (0.33)                    $     (0.20)
                                    ===========                     ===========

Weighted Average Number of Shares
  Outstanding (1)                     3,105,408                       6,253,322
                                    ===========                     ===========

----------
(1) To give effect to the issuance of 3,147,914 shares in connection with the merger

                                  VITRIX, INC.
      PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
                 For the Nine Month Period Ended March 31, 2000

Pro Forma Financial Information:

The following represents a pro forma condensed consolidated statement of operations for the nine month period ended March 31, 2000, assuming the Company's merger with Time America, Inc. was consummated as of July 1, 1999.

                                                                      PRO FORMA
                                                       TIME         CONSOLIDATED
                                    VITRIX, INC.   AMERICA, INC.       AMOUNTS
                                    -----------     -----------     -----------

Revenues                            $   940,387     $ 2,047,191     $ 2,987,578

Cost of Revenues                        349,285         968,766       1,318,051
                                    -----------     -----------     -----------

Gross Profit                            591,102       1,078,425       1,669,527
                                    -----------     -----------     -----------
Costs and Expenses:
  Sales and marketing                   522,458         273,454         795,912
  Research and development              359,765         474,066         833,831
  General and administrative            457,360         374,793         832,153
                                    -----------     -----------     -----------

       Total Costs and Expenses       1,339,583       1,122,313       2,461,896
                                    -----------     -----------     -----------

Net Income (Loss) from Operations      (748,481)        (43,888)       (792,369)

Other Income (Expense):                   8,132         (25,248)        (17,116)
                                    -----------     -----------     -----------

Net Loss                            $  (740,349)    $   (69,136)    $  (809,485)
                                    ===========     ===========     ===========

Basic and Diluted Loss per Share    $     (0.28)                    $     (0.14)
                                    ===========                     ===========

Weighted Average Number of Shares
 Outstanding (1)                      2,627,295                       5,775,209
                                    ===========                     ===========

----------
(1) To give effect to the issuance of 3,147,914 shares in connection with the merger